UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-12

                                  CENVEO, INC.
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required


[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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      4) Date Filed:
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                                   CENVEO NEWS

                      WEEKLY NEWS FOR ALL CENVEO EMPLOYEES


AUGUST 15, 2005

A LOOK INSIDE THE SPECIAL MEETING PROXY PROCESS

     MANY EMPLOYEES HAVE ASKED FOR MORE INFORMATION ABOUT THE UPCOMING SPECIAL MEETING AND HOW A "PROXY CONTEST" WORKS. THE FOLLOWING SUMMARIZES KEY ASPECTS OF THE PROXY VOTING PROCESS.

WHEN IS THE SPECIAL MEETING AND WHO CAN VOTE?
     As many of you know, a Special Meeting of Cenveo Stockholders is scheduled to be held on September 14, 2005. All Stockholders, including employees, who owned Cenveo stock at the close of business July 18, 2005, are eligible to vote their shares at the Meeting.

HOW DO STOCKHOLDERS VOTE?
     Stockholders can vote their shares in either of two ways: (1) by casting a ballot in person at the stockholders' meeting or (2) by voting by "proxy", which means signing and returning a "proxy card" that authorizes a representative to vote your shares for you according to your instructions. Since only a small percentage of stockholders typically attend a meeting, the majority of votes are submitted by proxy. Please note that employees holding shares through the Cenveo, Inc. 401(k) Savings Retirement Plan MUST vote their shares through the Plan's Trustee as described below, and will not be able to vote by ballot at the Meeting.

HOW ARE PROXY VOTES RETURNED?
Proxy votes are generally returned in one of three ways, depending on the type of account in which the shares are held:

o Cenveo employees who hold shares through the 401(k) Savings & Retirement Plan must return their proxy authorization card by mail to the Plan's Trustee no


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     later than 5:00 p.m. on September 9, 2005. The Trustee will keep employee vote instructions confidential.

o Registered stockholders (i.e., those stockholders who hold stock certificates in their own name) must return their proxy cards in the postage-paid envelope provided with the proxy card.

o Stockholders who own Cenveo stock in "Street-name", i.e., through a bank or broker, must return their instructions to their bank or broker, following the instructions provided by the bank or broker. Certain banks and brokers provide for telephone and/or internet voting by Street-name holders.

THE "PROXY CONTEST" SOLICITATION PROCESS
     The Special Meeting is referred to as a "proxy contest" because stockholders will likely receive voting materials from two separate parties, each seeking to win the vote at the Special Meeting:
o Cenveo recently mailed its proxy statement and GOLD proxy card to stockholders. The proxy statement provides information on the proposals to be voted on at the meeting. Management encourages you to read these materials carefully and then vote the GOLD proxy card. Cenveo's Board of Directors recommends that you vote AGAINST Proposals 1 through 5 and FOR the current directors of Cenveo, who are our nominees for purposes of Proposal 6.
o Stockholders may also receive proxy materials from the Burton group. Burton's proxy cards are printed on white paper, distinguishing them from Cenveo's GOLD proxy cards. We recommend that you do nothing with Burton's white proxy card. If you have already returned a white proxy card in error, you have every legal right to change your vote by signing, dating and returning the GOLD proxy card.

     Typically, both sides in a proxy contest will send multiple follow-up letters to stockholders, each accompanied by an additional proxy card. Consequently, you may receive a number of different mailings. We recommend that you sign, date and return each GOLD proxy card that you receive, in order to ensure that your shares are represented at the Special Meeting. Your shares will not be counted twice--only your LATEST-DATED proxy card counts.


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     Cenveo senior management will also meet with many of its large investors in order to encourage them to continue their support of the company.

DETERMINING THE FINAL VOTE RESULTS
Cenveo has retained an independent Inspector of Elections to tabulate the votes and make sure that only validly executed votes are counted. At the Special Meeting on September 14, both sides will submit the proxies they have received on the GOLD or white cards to the Inspector. In addition, stockholders can vote by ballot until the Chairman announces at the Meeting that the polls are closed. The Inspector will then tabulate all proxies and ballots received and expect to announce a preliminary tabulation result within a week after the stockholder meeting. Both sides have the right to review the preliminary tabulation and challenge it, if they think the Inspector has made an error. If a challenge is made, the independent Inspector will rule on any votes in question. Once the review and challenge process has been completed, the Inspector will certify the final vote.

FOR FURTHER INFORMATION ON HOW TO VOTE, CALL THE FOLLOWING TOLL-FREE NUMBER AT INNISFREE, THE COMPANY HANDLING THIS PROXY SOLICITATION: 888-750-5834.


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IMPORTANT INFORMATION

On August 5, 2005, Cenveo, Inc. filed with the Securities and Exchange Commission a definitive proxy statement on Schedule 14A in connection with a special meeting of its shareholders. CENVEO'S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ CAREFULLY THE DEFINITIVE PROXY STATEMENT, BECAUSE IT CONTAINS IMPORTANT INFORMATION.

Free copies of the definitive proxy statement are available at the SEC's web site at www.sec.gov, at the Cenveo's web site at www.cenveo.com, or by directing requests to Cenveo's proxy solicitor, Innisfree M&A Incorporated, toll free at 1-888 750-5834.